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              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C.  20549



                                  FORM 8-K




                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported) February 15, 1995






       NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
          NAVISTAR FINANCIAL 1993-A OWNER TRUST, NAVISTAR FINANCIAL 1994-A OWNER TRUST, NAVISTAR FINANCIAL 1994-B OWNER TRUST
                          AND 1994-C OWNER TRUST
            (Exact name of Registrant as specified in its charter)




                                 Delaware
               (State or other jurisdiction of incorporation)




       1-4146-1                                     51-0337491
(Commission File Number)               (I.R.S. Employer Identification No.)




2850 West Golf Road Rolling Meadows, Illinois                      60008
  (Address of principal executive offices)                       (Zip Code)





       Registrant's telephone number including area code 708-734-4275

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                  INFORMATION TO BE INCLUDED IN THE REPORT


Item 5. Other Events.


        On February 15, 1995, Registrant made available the Monthly Servicer Certificates for the Period of January 1995 for the specified Owner Trusts, which are attached as Exhibit 20 hereto.


Item 7. Financial Statements and Exhibits.

        (c) Exhibits:

            See attached Exhibit Index.




                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




             NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                  NAVISTAR FINANCIAL 1993-A OWNER TRUST, NAVISTAR FINANCIAL 1994-A OWNER TRUST, NAVISTAR FINANCIAL 1994-B OWNER TRUST
                                                     AND 1994-C OWNER TRUST
                                              (Registrant)







Date  February 21, 1995      By:/s/ PHYLLIS E. COCHRAN
                                    Phyllis E. Cochran
                                    Vice President & Controller


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                                EXHIBIT INDEX


Exhibit No.       Description

Navistar Financial 1993-A Owner Trust

   20.1           Monthly Servicer Certificate, dated February 15, 1995


Navistar Financial 1994-A Owner Trust

   20.2           Monthly Servicer Certificate, dated February 15, 1995


Navistar Financial 1994-B Owner Trust

   20.3           Monthly Servicer Certificate, dated February 15, 1995


Navistar Financial 1994-C Owner Trust

   20.4           Monthly Servicer Certificate, dated February 21, 1995